UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

HPEV, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

27420 Breakers Drive Wesley Chapel, Florida	33544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(813) 929-1877

N/A
                                     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Resignation of De Joya

On April 26, 2013, HPEV, Inc. (the “Registrant”) was informed by De Joya Griffith, LLC (“De Joya”) that it will not stand for re-appointment as the Registrant’s independent registered public accounting firm for the fiscal year ended December 31, 2013. De Joya indicated that it would continue to serve as the Registrant’s public accounting firm until the completion of the De Joya audit of the December 31, 2012 restatement.

De Joya was the independent registered public accounting firm for the Registrant from May 19, 2011 until their resignation effective April 26, 2013. None of De Joya's reports on the Registrant’s financial statements for the year ended December 31, 2012 or for the year ended December 31, 2011  (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of De Joya, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which De Joya served as the Registrant’s principal independent accountants. However, the report of De Joya dated March 29, 2013 on our financial statements for the fiscal years ended December 31, 2012 and December 31, 2011 and the period March 24, 2011 (inception) to December 31, 2012 in the 2012 Form 10-K contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided De Joya with a copy of this disclosure and has requested that De Joya furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from De Joya addressed to the Securities and Exchange Commission dated May 1, 2013 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Sarna

On May 1, 2013, the Registrant engaged Sarna and Company, as its independent registered public accounting firm. The Board approved and ratified the engagement of Sarna on May 1, 2013.

Prior to May 1, 2013, the date that Sarna and Company was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Sarna regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Sarna that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Sarna regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description
16.1	Letter of De Joya Griffith, LLC., dated May 1, 2013 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2013

HPEV, Inc.
(Registrant)

/s/ Tim Hassett
Tim Hassett, President